UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 6, 2022

TARGA RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-34991	20-3701075
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

811 Louisiana St, Suite 2100

Houston, TX 77002

(Address of principal executive office and Zip Code)

(713) 584-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	TRGP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 6, 2022, Targa Resources Corp. (the “Company”), along with certain of its subsidiaries (the “Subsidiary Guarantors”), completed the previously announced underwritten public offering (the “Offering”) of (i) $750,000,000 in aggregate principal amount of the Company’s 4.200% Senior Notes due 2033 (the “2033 Notes”) and (ii) $750,000,000 in aggregate principal amount of the Company’s 4.950% Senior Notes due 2052 (the “2052 Notes” and together with the 2033 Notes, the “Notes”).

The Notes are fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by the Subsidiary Guarantors (the “Guarantees” and, together with the Notes, the “Securities”) so long as such Subsidiary Guarantors satisfy certain conditions. The Securities were issued pursuant to the Indenture, dated as of April 6, 2022 (the “Base Indenture”), as supplemented by that certain First Supplemental Indenture, dated as of April 6, 2022 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, the Subsidiary Guarantors and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”).

The Offering was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3ASR (File No. 333-263730) of the Company (the “Registration Statement”), as supplemented by the Prospectus Supplement dated March 23, 2022 relating to the Securities (the “Prospectus Supplement”), filed with the U.S. Securities and Exchange Commission on March 25, 2022. Legal opinions related to the Securities are included as Exhibit 5.1 and Exhibit 5.2 hereto.

The terms of the Securities and the Indenture are further described in the Registration Statement and the Prospectus Supplement under the captions “Description of Debt Securities” and “Description of the Notes,” respectively. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the Base Indenture and the First Supplemental Indenture, copies of which are filed as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The Trustee and certain of its affiliates have from time to time performed, and may in the future perform, various financial advisory, commercial and investment banking services for the Company or the Subsidiary Guarantors for which they received or will receive customary fees and expenses. The Trustee is a lender under the Company’s credit facility and an affiliate of the Trustee is an underwriter of the Notes.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

The information contained in Item 8.01 related to, and the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

Tender Offer

On April 6, 2022, Targa Resources Partners LP (the “Partnership”), a Delaware limited partnership and wholly-owned subsidiary of the Company, issued a press release announcing that its previously announced offer to purchase for cash (the “Tender Offer”) any and all of its outstanding 5 7/8% Senior Notes due 2026 (the “2026 Notes”) expired at 5:00 p.m., New York City time, on April 5, 2022, (the “Expiration Time”). As of the Expiration Time, $482,158,000 aggregate principal amount of the 2026 Notes (50.06%) were validly tendered, which excludes $2,804,000 aggregate principal amount of the 2026 Notes that remain subject to guaranteed delivery procedures. The Partnership expects to accept for payment all such 2026 Notes validly tendered and not validly withdrawn in the Tender Offer and expects to make payment for the 2026 Notes on April 6, 2022, following the successful completion of the Offering. Concurrently with the launch of the Tender Offer, the Partnership exercised its right to optionally redeem any 2026 Notes not validly tendered and purchased in the Tender Offer, pursuant to the terms of the indenture relating to the 2026 Notes following the successful completion of the Offering. A copy of the press release is filed as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

The press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 9.01	Financial Statements and Exhibits.

4.1	Indenture, dated as of April 6, 2022, among Targa Resources Corp., as issuer, the guarantors named therein and U.S. Bank Trust Company, National Association, as trustee.

4.2	First Supplemental Indenture, dated as of April 6, 2022, among Targa Resources Corp., as issuer, the guarantors named therein and U.S. Bank Trust Company, National Association, as trustee.

4.3	Form of Notes (included in Exhibit 4.2 hereto).

5.1	Opinion of Vinson & Elkins L.L.P. regarding the legality of the Securities.

5.2	Opinion of Hall, Estill, Hardwick, Gable, Golden & Nelson, P.C. regarding the legality of the Securities.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto).

23.2	Consent of Hall, Estill, Hardwick, Gable, Golden & Nelson, P.C. (included in Exhibit 5.2 hereto).

99.1	Press Release dated April 6, 2022, announcing the completion of the Tender Offer.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES CORP.

Dated: April 6, 2022	By:	/s/ Jennifer R. Kneale
Jennifer R. Kneale
Chief Financial Officer